Related Party Transactions (Tables)	12 Months Ended
Jun. 30, 2021
Related party [Abstract]
Compensation Expense, Transactions with, and Receivable from (Payable to) Related Parties
The Company’s key management personnel have the authority and responsibility for planning, directing and controlling the activities of the Company and consists of the Company’s executive management team and management directors. Compensation expense for key management personnel was as follows:

	Years ended June 30,
	2021	2020
	$	$
Short-term employment benefits (1)	5,022	8,118
Termination benefit	2,583	4,553
Directors’ fees (2)	458	586
Share-based compensation (3)	12,543	20,628
Total management compensation (4)	20,606	33,885
(1)Short-term employment benefits include salaries, wages, bonuses and non-monetary benefits such as subsidized vehicle costs. Short-term employment benefits are measured at the exchange value, being the amounts agreed to by each party.
(2)Includes meeting fees and committee chair fees.
(3)Share-based compensation represent the contingent consideration, and the fair value of options, restricted share units, performance share units, and deferred share units granted and vested to key management personnel and directors of the Company under the Company’s share-based compensation plans (Note 20).
(4)As of June 30, 2021, $0.8 million is payable or accrued for key management compensation (June 30, 2020 – $3.8 million).

The following is a summary of the significant transactions with related parties:

	Years ended June 30,
	2021	2020
	$	$
Production costs (1)	5,100	6,330
Services and advisory fees (2)	—	1,247
	5,100	7,577
(1)Production costs incurred with (i) Capcium, a company where Aurora holds significant influence; and (ii) Sterigenics Radiation Technologies (“Sterigenics”, formerly Iotron Industries Canada Inc.), an associate of the Company’s joint venture company. Aurora does not have the authority or ability to exert power over either Capcium or Sterigenics’ financial and/or operating decisions (i.e. control).
(2)Service and advisory fees paid to Lola Ventures Inc. (a company controlled by the former CEO), and Superior Safety Codes (a company controlled by the former CEO and President).
The following amounts were receivable from (payable to) related parties:

	June 30, 2021	June 30, 2020
	$	$
Equipment loan receivable from investments in associates (1)	10,096	3,242
Production costs with investments in associates (2)(3)	—	(1,365)
	10,096	1,877
(1)Relates to the purchase of production equipment on behalf of the Company’s joint venture, Auralux Enterprises Ltd. (“Auralux”). The loan bears interest at 5% per annum, payable monthly. The loan is to be repaid in installments on an annual basis in an amount equal to 50% of the associate’s EBITDA. The unpaid balance of the loan matures 10 years from the funding date.
(2)Production costs incurred with (i) Capcium, a company that manufactures our softgels in which Aurora holds significant influence in; and (ii) Sterigenics which provides cannabis processing services to the Company and is party to a common joint venture in Auralux. Pursuant to a manufacturing agreement with Capcium, the Company is contractually committed to purchase a minimum number of softgels during calendar 2020 and thereafter. If the Company fails to meet the required purchase minimum, then it is required to pay a penalty fee equal to the difference between the actual purchased quantity and the required purchase minimum multiplied by cost of the softgels. The Company is committed to purchase 42.7 million capsules in calendar 2020, and 20.0 million capsules per calendar year until December 31, 2026. The Company believes that it is more likely than not that the minimum quantity will be met for the 2021 calendar year and as a result, no provision was recognized as of June 30, 2021 (June 30, 2020 - $0.9 million).
(3)Amounts are due upon the issuance or receipt of invoices, are unsecured and non-interest bearing.